EXHIBIT 10.15

                                                            LER/FL-89STATE

                      8900 STATE LINE OFFICE BUILDING LEASE

      WITNESSETH, that for and in consideration of mutual covenants, Landlord and Tenant hereby agree as follows:

      Section A - Basic Lease Definitions.

      Date of Lease: August 31, 1995

      Landlord: 89 STATE LINE Limited Partnership, a Kansas limited partnership
                c/o Copaken, White & Blitt
                8900 State Line Road, Suite 333
                Leawood, Kansas 66206

      Tenant: Weight Watchers North America, Inc.

      Building: The multiple story office building constructed or to be constructed on the Building Land.

      Building Land: The Land described in Exhibit C attached hereto.

      Total Building Facilities: The Building Land and the Building and other improvements now or hereafter constructed on the Building Land.

      Lease Term: The term of this Lease shall commence on October 1, 1995, and end on September 30, 2000.

      Lease Commencement Date: The date landlord shall substantially complete construction of Landlord's Work described on Exhibit B and deliver the Premises to Tenant free of all leases (other than this Lease) and occupants, and free and clear of any liens and encumbrances, as of the date of this Lease, except those of record which do not affect Tenant's use of the Premises. The term "substantially complete" shall mean that Landlord shall have completed all of Landlord's Work described in Exhibit B with the exception of normal punchlist items which do not materially interfere with Tenant's use of the Premises, which punchlist items shall be completed within thirty (30) days thereafter.

      Rent Commencement Date: October 1, 1995

      Lease Year: A period of twelve consecutive calendar months, except for the last Lease Year which shall commence on the anniversary of the first Lease Year and end on the last day of the
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      term of this Lease. The first Lease Year shall begin on the Rent
      Commencement Date if the Rent Commencement Date is the first day of a calendar month and if not, then the first Lease Year shall begin on the first day of the calendar month next following the Rent Commencement Date. Each subsequent Lease Year shall begin on the anniversary of the commencement of the first Lease Year.

      Confirmation Agreement: As soon as reasonably practical after the Commencement Date has been determined, Landlord and Tenant shall execute a Confirmation Agreement confirming the Term Commencement Date, Rent Commencement Date, Term Expiration Date, Tenant's Opening Date and the floor area of the Premises.

      Premises: The premises located on the 2nd floor of the Building which are outlined in red on Exhibit Am which consist of approximately 9,136 square feet of Net Usable Footage and which are commonly known as Suite #250.

      Net Usable Footage of the Premises: The number of square feet of floor area within the exterior faces of exterior walls (except party walls as to which the center thereof instead of the exterior faces thereof shall be used) constructed for occupancy in the Building. No deduction or exclusion shall be made from Net Usable Footage by reason of interior partitions or other interior construction or equipment Net Usable Footage of the Building 74,962 square feet.

      Net Rentable Footage of the Premises: 10,232 square feet, which is equal to the sum of (i) the number of square feet of Net Usable Footage in the Premises plus (ii) 1,096 square feet representing the amount of square feet of floor area in the Building common area which is deemed to be the pro rata share thereof attributable to the Net Usable Footage in the Premises. Net Rentable Footage of the Building: 83,957 square feet.

      Minimum Rent: Payable as follows:

      October 1, 1995 through September 30, 1996 - $10,625.00 per month October 1, 1996 through September 30, 2000 - $10,919.00 per month

      Tenant's Percentage of Excess Total Expenses: 12% The percentage calculated by dividing the Net Usable Footage of the Premises by the Net Usable Footage [74,962] of the Building).

      Permitted Uses:               General office use, including but not
                                    limited to operation of national/regional customer service center.

      Security Deposit:             NA

      Estimated Completion Date:    September 25, 1995


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      Total Expenses and Tenant's Expense Charge: As those terms are defined in
      Section 4 of the Lease.

Each reference in this Lease to any of the foregoing Basic Lease Definitions shall be deemed to incorporate all of the terms provided under each such Basic Lease Definition.

Section B. Enumeration of Exhibits.

      The Exhibits enumerated in this Section and attached to this Lease are hereby incorporated in this Lease by this reference and each party agrees to perform all obligations binding upon it under such Exhibits.

            Exhibit A - Plan delineating the Premises.

            Exhibit B - Description of Landlord's Work.

      1. Premises. Landlord hereby leases the Premises to Tenant and Tenant hereby rents the Premises from Landlord.

      2. Construction of Improvements. Landlord agrees to perform the Landlord's Work in the Premises described in Exhibit B. Landlord shall have no obligation to perform any work in the Premises other than Landlord's Work described in Exhibit B. Landlord shall endeavor to substantially complete Landlord's Wok by the Estimated Completion Date set forth in Section A - Basic Lease Definitions, but Landlord shall have no liability whatsoever for failure to complete Landlord's Work by the Estimated Completion Date nor shall Tenant have any rights hereunder on account of such failure. Entry into possession of the Premises shall be deemed conclusive approval by Tenant of all of Landlord's Work except for items thereof which are not completed or do not conform to Exhibit B and as to which Tenant shall have given notice to Landlord within 60 days after the commencement of the Lease Term. In the event Landlord is not required to perform any Landlord's Work pursuant to Exhibit A, then tenant acknowledges that Tenant has fully inspected the Premises, and that Tenant shall accept the Premises in its existing condition on an "as is" basis. Landlord agrees to repair any latent defects in the Premises of which it receives notice, so long as said notice is received within twelve (12) months of delivery of possession to Tenant. All normal utilities are available on the same floor as the Leased Premises. Tenant shall not be charged for Landlord's review of plans and specifications as referred to in Exhibit "B".

      3. Rent. Tenant shall, commencing with the Rent Commencement Date and continuing thereafter throughout the remainder of the Lease Term, pay Landlord the "Minimum Rent" specified in Section A - Basic Lease Definitions, without demand, set-off or deduction whatsoever, except as otherwise provided in this Lease, in equal monthly installments on the first day of each calendar month in advance at the address of Landlord set forth in Section A - Basic Lease Definitions or at such other place as Landlord may from time to time designate. Minimum Rent shall be prorated for any fractional


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calendar month. In addition to the rent therein provided, Tenant shall pay as additional rent all charges required to be paid by Tenant under this Lease, whether or not designated as "additional rent".

      4. Total Expenses Escalation; Additional Rent.

            (A) The term "Total Expenses" shall mean the sum of (i) the "Operating Expenses" (as defined in paragraph (C) of this Section) plus (ii) the "Taxes" (as defined in paragraph (D) of this Section).

            (B) For each calendar year falling wholly or partially within the term of this Lease after the Rent Commencement Date in which the Total Expenses shall exceed the product obtained by multiplying $6.51 by the Net Usable Footage of the Building ("Base Expenses"), Tenant shall pay a portion of such excess amount ("Excess Total Expenses") determined by multiplying the Excess Total Expenses for such calendar year by Tenant's Percentage of Excess Total Expenses (such amount to be paid by Tenant being herein called "Tenant's Expense Charge"). Tenant's Expense Charge for each calendar year shall be reasonably estimated by Landlord from time to time, and Tenant shall pay the amount so estimated to Landlord in monthly installments on the first day of each calendar month in advance. Within 90 days following the end of each calendar year during the term of this Lease after the Rent Commencement Date in which there shall be excess Total Expenses, Landlord shall furnish Tenant with a statement in reasonable detail of the Total Expenses for such calendar year and, within thirty days after its receipt, Tenant shall pay Landlord, any further amount of Tenant's Expense Charge shown to be due by the statement. If such statement shall disclose that Tenant shall have overpaid Tenant's Expense Charge for such calendar year, such overpayment shall be applied against the next ensuing payment(s) of Tenant's Expense Charge or upon the expiration of the Lease Term refunded to Tenant if Tenant has discharged all of its obligations under the Lease. The failure of Landlord to bill any amount due under this paragraph for the calendar year in which such amount was incurred shall not be deemed a waiver of Landlord's right to so bill such amount at a subsequent time. (See Rider, Paragraph 1)

            (C) The term "Operating expenses" shall include the total costs and expenses incurred by Landlord in operating and maintaining the Total Building Facilities, including, without limitation, the cost and expense of the following: snow removal, gardening, landscaping, planting, replanting, and replacing flowers and shrubbery; cleaning, striping and resurfacing of parking areas; public liability, property damage, and fire insurance for the Total Building Facilities with such extended coverage, such loss of rental and vandalism endorsements as Landlord may, from time to time, deem necessary, plus "all risk" or "DOC" insurance; repairs and maintenance, painting and decorating of nonrentable square feet; electricity (exclusive of electrical service furnished to rentable space in excess of that normally provided by Landlord and for which Landlord receives payment specifically therefor from the occupant of such space), water, gas and other utilities (including, without limitation, all capital expenditures intended to reduce the cost of any utilities); maintenance and replacement of fixtures and bulbs; elevators and service contracts thereon, parking operating systems, and regulating automobile and pedestrian traffic; water retention ponds; sanitary control, extermination, and sump maintenance


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and improvements; removal of rubbish, garbage and other refuse; security systems and policing of the Total Building Facilities; sewer charges; machinery and equipment used in the operation and maintenance of the common areas (including the costs of inspection and depreciation thereof but not the capital cost thereof); replacement of paving, curbs and walkways and drainage facilities; music program services and loud speaker systems; heating, ventilating and air conditioning the Building; cleaning and janitorial services; maintenance of decorations, lavatories and elevators; maintenance and repair of all doors and glass in common areas and building roof and exterior walls and glass;
landscaping and fire sprinkler systems; cost of personnel directly involved in implementing all of the aforementioned (including fringe benefits and workmen's compensation insurance covering personnel), plus an amount equal to 15% of the total of all of the foregoing as an agreed upon reimbursement covering the administrative costs to be incurred by Landlord in connection with the administration of the Operating Expenses. (See rider, Paragraph 2)

            (D) (1) The term "Taxes" as used in this Section shall mean for each calendar year falling wholly or partially within the term of this Lease after the Rent Commencement Date all real estate taxes, assessments, water and sewer rents and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseeable and unforeseeable (including, without limitation, assessments for public improvements or benefits and interest on unpaid installments thereof), and each and every installment thereof which shall or may during any full or partial calendar year be levied, assessed, imposed, become due and payable, or liens upon or arising in connection with the use, occupancy or possession of or grow due or be payable out of, or for, the Total Building Facilities or any part thereof (including leasehold improvements, betterments and other permanent improvements). A tax bill or copy thereof submitted by Landlord to Tenant shall be conclusive evidence of the amount of Taxes or installments thereof (see Rider, Paragraph 3)

                  (2) Taxes shall not include any inheritance, estate, succession, transfer, gift, franchise, corporation income or profit tax or capital levy that is or may be imposed upon Landlord; provided, however, that if, at any time during the term of this Lease, the method of taxation prevailing at the execution of this Lease shall be altered so that in lieu of or as a substitute to the whole or any part of the taxes not levied, assessed or imposed on real estate as such, there shall be levied, assessed or imposed (i) a tax on the rents received from real estate, or (ii) a license fee measured by the rent receivable by Landlord for the Total Building Facilities or any portion thereof, or (iii) a tax or license fee imposed on Landlord which is otherwise measured by or based, in whole or in part, upon the Total Building Facilities or any portion thereof, or (iv) any other tax or levy imposed in lieu of or as a supplement to Taxes which are in existence as of the date of execution of this Lease, then the same shall be included in the computation of Taxes hereunder, computed as if the amount of such tax or fee so payable were that due if the Total Building Facilities were the only property of Landlord subject thereto.

            (E) For the partial calendar years, if any, which fall immediately after the Rent Commencement Date or at the end of the Lease Term, (i) Tenant's Expense Charge shall be prorated and (ii) the Base Expenses shall, for the purpose of applying the provisions of paragraph (B) of this


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Section, be reduced to any amount computed by multiplying the Base Expenses by a fraction, the numerator of which is the number of days in such partial calendar year and the denominator of which is 360 days.

      5. Late Charges. If Tenant shall fail to pay any rent or any other charge payable under this Lease within ten days after notice that the same is due and payable, Tenant shall pay Landlord interest on the past due amount at a rate of interest equal to the lesser of (i) the highest lawful rate of interest per annum that may be charged to Tenant under the laws of the State of Kansas, or
(ii) the rate of twenty percent per annum, from the due date to the date of payment.

      6. Security Deposit.

      7. Use. Tenant shall use the Premises solely for the Permitted Uses set forth in Section A - Basic Lease Definitions, and for no other use or purpose whatsoever. Anything in this Lease to the contrary notwithstanding, in no event shall Tenant operate a commercial bank or savings and loan association in the Premises.

      8. Assignment and Subletting.

            (A) Tenant shall not voluntarily, involuntarily or by operation of law assign or encumber this Lease, in whole or in part, nor sublet all or any part of the Premises without the prior consent of Landlord in each instance. The consent by Landlord to any assignment, encumbrance or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment, encumbrance or subletting. Notwithstanding any assignment or subletting, Tenant shall remain fully liable under this Lease and shall not be relieved from performing any of its obligations hereunder. As a condition to any assignment of this Lease by Tenant which is permitted under this Lease, the assignee thereof shall be required to execute and deliver to Landlord an agreement, in recordable form, whereby such assignee assumes and agrees with Landlord to discharge all obligations of Tenant under this Lease.

            (B) If Tenant shall request Landlord's consent to any assignment of this Lease or to any subletting of all or any part of the Premises, Tenant shall submit to Landlord with such request the name of the proposed assignee or subtenant, such information concerning its business, financial responsibility and standing as Landlord may reasonably require, and the consideration and rents (and terms and conditions thereof) to be paid for and the effective date of the proposed assignment or subletting. Upon receipt of such request and all such information, Landlord shall have the right (without limiting Landlord's right of consent in respect of such assignment or subletting), by giving notice to Tenant within fifteen (15) days thereafter, (i) to terminate this Lease if the request is for an assignment or a subletting of all the Premises, or (ii) if such request is to sublet a portion of the Premises only, to terminate this Lease with respect to such portion. If Landlord exercises its right to terminate this Lease, the effective date of termination shall be set forth in Landlord's notice to Tenant, but such date shall not be earlier than the effective date of the proposed assignment or subletting nor later than ninety (90) days thereafter. If Landlord so elects to terminate this Lease, Tenant shall continue to pay the Minimum Rent


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and other charges hereunder to Landlord until the effective date of termination, on which date Tenant will surrender possession of the Premises, or the portion thereof subject to such right of termination, to Landlord in accordance with the provisions of Section 17 hereof. If Landlord shall terminate this Lease as to a portion of the Premises only, then following such termination the Minimum Rent and Tenant's Percentage of Excess Total Expense shall be reduced in the same proportion as the number of square feet of Net Useable Footage in such portion of the Leased Premises bears to the number of square feet of Net Useable Footage in the Premises immediately prior to such termination.

            (C) If Tenant shall request Landlord's consent to an assignment of this Lease and Landlord shall consent thereto, the assignee ("Assignee") shall pay directly to Owner, as additional rent hereunder, at such times as the Assignee shall have agreed to pay Tenant, an amount equal to any consideration the Assignee shall have agreed to pay Tenant on account of such assignment, less the reasonable costs incurred by Tenant in procuring such assignment or sublease. If Assignee shall fail to pay Landlord any such consideration when due, such failure shall constitute a default under this Lease.

            (D) If Tenant shall request Landlord's consent to a subletting of the Leased Premises or any part thereof and Landlord shall consent thereto, Tenant shall pay Landlord, as additional rent, in addition to the Minimum Rent and other charges payable hereunder, an amount equal to any consideration paid by the subtenant to Tenant in excess of (i) the Minimum Rent and other charges payable hereunder if all of the Premises are so sublet or (ii) if less than all of the Premises are so sublet, the Minimum Rent and other charges payable hereunder allocable to the portion of the Premises so sublet based on the number of square feet of Net Useable Footage in the Premises so sublet to the total number of square feet of Net Useable Footage in the Premises less the reasonable costs incurred by Tenant in procuring such assignment or sublease. The foregoing amount shall be determined monthly and paid by Tenant to Landlord on the first day of each calendar month in advance during the term of such sublease. If Tenant shall fail to pay Landlord any such consideration, such failure shall be a default under this Lease. The Landlord's consent to any subletting shall be conditioned upon the proposed sublease containing a prohibition against the payment of rent by the proposed subtenant ("Subtenant") based in whole or in part on the net income or profits derived by Subtenant from the Premises, it being agreed that Tenant and Subtenant shall not enter into any sublease, license, concession or other agreement for any use, occupancy or utilization of the Premises which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from that portion of the Premises so leased, used, occupied or utilized.

            (E) If Tenant is a corporation, Tenant shall be deemed in default hereunder if a cumulative total of more than 49% of Tenant's stock shall be transferred in any manner during the Lease Term to other than the present holders thereof or the spouse or lineal descendant of any present holder who is a natural person. (See Rider, Paragraph 4)

            (F) Tenant agrees to reimburse Landlord for reasonable attorney's fees incurred by Landlord in connection with the processing and documentation of any assignment, subletting, change of


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ownership or other transfer under this Section for which Landlord's consent is required or sought, it being agreed that Landlord shall not be required to take any action thereon until Landlord is paid such amount.

            (G) If Landlord conveys or transfers its interest in the Total Building Facilities, upon such conveyance or transfer, Landlord (and in the case of any subsequent conveyances or transfers, the then grantor or transferor) shall be entirely released from all liability with respect to the performance of any obligations on the part of Landlord to be performed hereunder from and after the date of such conveyance or transfer.

      9. Subordination; Attornment.

            (A) Upon the written request of the holder (the "Mortgagee") of any mortgage now or hereafter encumbering the Total Building Facilities or any part thereof, Tenant shall subordinate its rights under this Lease to the lien of such mortgage. Notwithstanding the foregoing, if the Mortgagee elects to have this Lease superior to its mortgage, then upon Mortgagee's request, Tenant shall execute, acknowledge and deliver an instrument, in the form used by said Mortgagee, effecting such priority; PROVIDED, HOWEVER, with respect to the priority of entitlement to insurance proceeds or any award in condemnation, the mortgage shall remain prior to this Lease. In the event proceedings are brought for the foreclosure of, or the exercise of a power of sale under, any such mortgage, or in the event of the sale of the Total Building Facilities, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease. Tenant, upon Landlord's request, shall execute, acknowledge and deliver such instruments as are required to effect the intent of this paragraph. Notwithstanding anything to the contrary herein contained, Tenant shall not subordinate its rights under this Lease to the lien of any junior or second mortgage covering all or part of the Total Building Facilities without the prior consent of the holder of the first mortgage covering all or any part of the Total Building Facilities. Mortgagee shall have no liability for Landlord's failure to perform any of the covenants and obligations Landlord is required to perform hereunder prior to the date, if such date shall ever occur, that Mortgagee shall succeed to Landlord's interest under this Lease. (See Rider, Paragraph 16)

            (B) If any liens are created in favor of Tenant pursuant to any provision of this Lease, such liens shall be deemed, without the execution of any confirmatory agreement, to be subordinate to the lien of any mortgage now or hereafter covering any part of the Total Building Facilities and all advances made or hereafter to be made upon the security thereof.

      10. Estoppel Certificate. Tenant agrees to execute, acknowledge and deliver to and in favor of any proposed mortgagee or purchaser of the Total Building Facilities or any part thereof, within fifteen (15) days after written request by Landlord an estoppel certificate, stating, among other things: (i) whether this Lease is in full force and effect, (ii) whether this Lease has been modified or amended and, if so, identifying and describing any such modification or amendment, (iii) the date to which rent and any other charge has been paid,
(iv) whether


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Tenant knows of any default on the part of Landlord or has any claim against
Landlord and, if so, specifying the nature of such default or claim, (v) the date Tenant took possession of the Premises, (vi) the expiration date of the term of the Lease, (vii) the amount, if any, of any rent prepaid by Tenant, and
(viii) whether Landlord is required to make any payments to Tenant for leasehold improvements and, if so, whether such payments have been made. Landlord agrees to provide Tenant an estoppel certificate stating that this Lease is in full force and effect upon written request, but in no event
_________________________________.

      11. Services to be Performed by Landlord. Landlord, at its cost, shall furnish the following services to Tenant:

            (A) Air conditioning and heating as required (in Landlord's reasonable judgment) for comfortable use and occupancy under normal office conditions, from 8:00 AM to 6:00 PM Monday through Friday, and from 8:00 AM to 1:00 PM on Saturdays, but not on Sundays or legal holidays. (See Rider, Paragraph 5)

            (B) Water for drinking, lavatory and toilet purposes (but this shall not be construed as requiring Landlord to install plumbing facilities in the Premises).

            (C) The furnishing of janitor service by Landlord for the Premises shall only include the dusting of ceiling light fixtures and air grills, the washing of windows, the sweeping and cleaning of floors (exclusive of rug shampooing and spot removal) and the disposal of trash from the normally used receptacles for such trash.

            (D) Electrical energy for the Premises, PROVIDED, HOWEVER, in the event the electrical energy estimated by Landlord's engineer, from time to time during the term of this Lease, to be used in the Premises, shall exceed three
(3) watts per square foot of Net Useable Footage Tenant shall pay Landlord the increase in cost incurred by Landlord, as determined by Landlord's engineer, in furnishing to Tenant such excess electrical energy, such amount to be paid monthly, as additional rent, together with Tenant's monthly installment of rent.

            (E) Self-operated passenger elevator service. Except as otherwise provided herein, no interruption or malfunction of any of such services stall constitute an eviction of Tenant or a breach by Landlord of any of its obligations hereunder or render Landlord liable for damages or entitle Tenant to be relieved from any of its obligations hereunder (including its obligation to pay Minimum Rent, additional rent and other charges) or create in Tenant any right of. set-off or recoupment. In the event of any such interruption, Landlord shall use reasonable diligence to restore such service. (See Rider, Paragraph 6)

      12. Repair and Maintenance.


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            (A) Tenant shall take good care of the Premises and the fixtures and equipment therein, and shall comply with all federal, state, municipal and other laws, ordinances, rules and regulations applicable to the Premises and the business conducted therein and with the rules and recommendations of Landlord's insurance carriers.

            (B) Subject to the provisions of Sections 15 and 16, Landlord shall make or cause to be made all necessary repairs to the Building and to the Premises, except where the repair is made necessary by misuse or neglect by Tenant, its agents, servants, subtenants or invitees, in which event Tenant shall make such repair with due diligence. Landlord shall not be deemed to have breached its obligation to make the repairs required to be made by Landlord unless Landlord fails to make the same within a reasonable period (taking into consideration the type of repair involved) after receiving notice from Tenant of the need therefor.

      13. Indemnity; Insurance; Mechanics Liens.

            (A) Except for the default or negligence of Landlord, its agents or employees, Tenant shall indemnify and hold Landlord harmless from and against any and all actions, claims, demands, costs (including reasonable attorney's fees), damages or expenses of any kind which may be asserted against or incurred by Landlord as the result of any occurrence in or about the Premises or by reason of Tenant's use or occupancy of the Premises, or by reason of the failure of Tenant to perform any of its obligations under this Lease. Tenant agrees to maintain during the term, comprehensive general public liability insurance under which Landlord and Tenant are named as insureds, with minimum limits of not less than $1,000,000 (combined single limit bodily injury and property damage), and containing a contractual endorsement covering Tenant's indemnity obligations under this paragraph. A current certificate of such insurance shall be deposited with Landlord at all times which shall provide that such insurance may not be altered, terminated or lapse without at least 10 days prior written notice to Landlord. (See Rider, Paragraph 7)

            (B) Tenant shall not suffer any mechanics' or materialmen's lien to be filed against the premises or the Total Building Facilities or any part thereof by reason of work, labor, services or materials performed or furnished to Tenant or anyone holding the Premises under Tenant. (See Rider, Paragraph 8)

            (C) Anything in this Lease to the contrary notwithstanding, it is agreed that each party (the "Releasing Party") hereby releases the other (the "Released Party ") from any liability which the Released Party would, but for this paragraph (C), have had to the Releasing Party during the term of this Lease, resulting from the occurrence of any accident or occurrence or casualty
(i) which is or would be covered by a fire and extended coverage policy (with a vandalism and malicious mischief endorsement attached) or by a sprinkler leakage, boiler and machinery or water damage policy in the State of Kansas (irrespective of whether such coverage is being carried by the Releasing Party), or (ii) covered by any other casualty or property damage insurance being carried by the Releasing Party at the time of such occurrence, which accident, occurrence or casualty may have resulted in whole or in part


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from any act or neglect of the Released Party, its officers, agents or employees; PROVIDED, HOWEVER, the release hereinabove set forth shall become inoperative and null and void it the Releasing party wishes to place the appropriate insurance with an insurance company which (y) takes the position that the existence of such release vitiates or would adversely affect any policy so insuring the Releasing Party in a substantial manner and notice thereof is given to the Released Party, or (z) requires the payment of a higher premium by reason of the existence of such release, unless in the latter case the Released Party within 10 days after notice thereof from the Releasing Party pays such increase in premium.

      14. Liability of Landlord. Unless due to the negligent acts or omissions of Landlord or its agents, Landlord shall not be liable for damage to property in or on the Premises resulting from the condition of the Premises or the Total Building Facilities or any part thereof or from the act or omission of Tenant or of any other tenant or from the bursting or leaking of any pipes, utility lines, equipment or apparatus in, on or about the Premises or the Total Building Facilities or any part thereof, or from water, rain or snow which may leak into, issue or flow from any part of the Building or due to fire, explosion, action of the elements, or other casualty, or due to any lack of, or failure to provide, security with respect to the Total Building Facilities or any part thereof and Tenant hereby releases Landlord from any liability which Landlord would otherwise have therefor. Tenant shall give Landlord prompt written notice of any accident to or defect in the Total Building Facilities or any portion thereof of which Tenant has knowledge.

      15. Fire or Other Casualty. If the Premises or the Building shall be destroyed by fire or other casualty, then Landlord shall repair or restore the Premises and the Building with reasonable diligence (subject to delays caused by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power or other reasons of a like nature not the fault of Landlord), and during the period of such restoration or repair the Minimum Rent shall equitably abate to the extent the Premises are materially affected thereby; PROVIDED, HOWEVER, in the event any such casualty damage renders the Premises or the Building partially or totally untenantable (in Landlord's sole judgment), Landlord shall have the right to terminate this Lease by giving notice thereof to Tenant within 30 days following the occurrence of such casualty, and if Landlord so elects, (i) Landlord shall have no obligation to repair or restore the Premises or the Building, (ii) this Lease shall automatically terminate as of the date of such notice, (iii) the Minimum Rent, additional rent and other charges shall be adjusted as of the date of the occurrence of such casualty and
(iv) neither party shall have any liability by reason of such termination. (See Rider, Paragraph 9)

      16. Eminent Domain. If the Total Building Facilities or any part thereof shall be taken by eminent domain, or conveyed in lieu thereof, Landlord shall have the right to terminate this Lease by giving notice thereof to Tenant, and if Landlord so elects, this Lease shall cease, and the charges payable hereunder shall be adjusted, as of the date 30 days following the giving of such notice. If this Lease is not terminated, then Landlord shall repair any damage to the Building, this Lease shall continue in full force and effect, and the Minimum Rent, additional rent and other charges shall not be abated or reduced, except if a portion of the Premises is taken in which event the Minimum Rent and other charges shall be reduced in proportion to the amount of Net Useable Footage of the Premises so taken. Irrespective of whether this Lease is terminated, Landlord shall receive the entire condemnation award, and Tenant hereby assigns to Landlord all of Tenant's interest therein. (See Rider, Paragraph 17)

      17. Surrender and Alterations.

            (A) On the last day of the term or on the sooner termination thereof, Tenant shall, (i) subject to the provisions of Section 15, peaceably surrender the Premises broom-clean and in good order and repair (subject to Landlord's obligations under paragraph (B) of Section 12), except for reasonable wear and tear, and (ii) at its expense, remove from the Premises its office supplies, moveable office furniture and equipment and personal property ("Tenant's Property"), and any of Tenant's Property not so removed may, at Landlord's option and without limiting Landlord's right to compel the removal thereof, be deemed abandoned, in which event Landlord, in addition to its other rights and remedies and without liability to Tenant or to any other party, shall be entitled to retain such property as its own free and clear of all claims of Tenant or any other party. The removal of any of Tenant's Property shall be at Tenant's expense and Tenant shall not damage the Building or the Premises during the course of such removal. Any expense incurred or damage suffered by Landlord in connection with such removal may, without limiting Landlord's other rights and remedies, be deducted by Landlord from the Security Deposit.

            (B) The title to all alterations, additions, improvements, repairs and decorations (including paneling, wall coverings, wall to wall carpeting and any other article affixed or attached to the walls, floors, ceilings or windows) shall vest in Landlord upon the installation thereof and shall be surrendered with the Premises as a part thereof, without charge.

            (C) Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord.

      18. Access to Premises. Landlord, its agents and employees, shall have the right to enter the Premises at any time for any purpose deemed reasonable by Landlord. Landlord expressly reserves the right to run necessary pipes, conduits and ducts through the Premises and to carry on work in the vicinity thereof, and Tenant hereby waives any claim for damages or inconvenience caused by reason thereof. (See Rider, Paragraph 10)

      19. Default and Remedies.

            (A) Each of the following shall constitute an "Event of Default":

                  (1) If Tenant shall fail to pay when due any Minimum Rent, additional rent or other charge payable by Tenant under this Lease and such default shall continue for ten (10) days after Landlord gives written notice thereof to Tenant; or

                  (2) If Tenant shall fail to observe or perform any other provision of this Lease, and such default shall continue for a period of thirty (30) days after Landlord gives written notice thereof to Tenant; or

                  (3) If Tenant vacates or abandons the Premises.

                  (B) In the Event of Default, Landlord may, at its option, either (i) terminate this Lease, or (ii) without terminating this Lease, take possession of the Premises, with or without process of law, using such force as may be necessary to remove all persons and personal property therefrom, and in the event of such re-entry without termination, Landlord may (but shall have no obligation to do so), lease the Premises for the remainder of the term or for a lesser or longer period on such terms and conditions as Landlord, in its sole judgement, deems advisable and for the purpose of such re-letting, Landlord is hereby authorized to make such repairs and alterations as Landlord deems necessary. Notwithstanding any re-letting without termination, (y) Tenant shall remain liable for payment of the Minimum Rent, additional rent and all other charges and for the performance of all other obligations to be performed by Tenant under this Lease, and (z) Landlord may at any time thereafter elect to terminate this Lease for such previous breach. The rentals received from any such re-letting shall first be applied to the expenses of such re-letting (including alteration and repair expenses, and reasonable brokerage and attorney's fees) and second to the payment of rent and other charges due and unpaid hereunder. Tenant shall not be entitled to receive any surplus funds received by Landlord from any such re-letting. If such funds from the re-letting are less than those required to be paid by Tenant hereunder for any month, such deficiency shall be calculated and payable monthly by Tenant. Landlord shall also be entitled to collect from Tenant any other loss or damage which Landlord may sustain by reason of Tenant's default under this Lease.

                  (C) If the estate created hereby shall be taken from Tenant by execution, or by other process of law, or if Tenant applies for or consents to the appointment of a receiver or a receiver is appointed for Tenant who is not discharged within thirty (30) days from the date of his appointment, or if all or a substantial part of Tenant's property is taken into the possession of any officer or agency, state or federal, or by any person or persons legally designated by such officer or agency under powers conferred upon such officer or agency by the laws of the State of Kansas or the United States, for the purpose of liquidating or winding up Tenant's affairs and such possession continues for thirty (30) days, or if any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law now or hereafter enacted or any dissolution or liquidation proceedings whatsoever, is instituted by or against Tenant which remains undismissed for thirty (30) days, then and in every such event, Landlord may at its option declare the term hereof ended without notice and this Lease shall forthwith be considered forfeited and the term hereof ended.

                  (D) (See Rider, Paragraph 11)

      20. Landlord's Rights to Cure Defaults. If Tenant fails to perform any obligation on its part to be performed under this Lease, Landlord shall have the right (i) if no emergency exists, to perform the same after giving 20 days notice to Tenant; and (ii) in any emergency situation to perform the same immediately without notice or delay. Tenant shall on demand reimburse Landlord for the costs incurred by Landlord in rectifying Tenant's defaults as aforesaid, including reasonable attorneys' fees. Except for negligence by Landlord, Landlord shall not be liable or in any way responsible for any loss, inconvenience or damage resulting to Tenant for any action taken by Landlord pursuant to this Section.

      21. Legal Expanses; Remedies Cumulative.

            (A) In case suit shall be brought because of the breach by Tenant of any of its obligations under this Lease, Landlord shall be entitled to recover all expenses incurred in connection with such breach, including reasonable attorney's fees. (See Rider, Paragraph 12)

            (B) Landlord's rights and remedies shall be cumulative and may be exercised and enforced concurrently, and no right or remedy of Landlord shall be deemed to be exclusive of any other right or remedy it may have.

      22. Building Name. Landlord reserves the right to change the name of the Building from time to time, and Landlord shall have no liability to Tenant in connection therewith.

      23. Landlord's Right to Alter. Landlord shall have the right at any time (and from time to time) (i) to alter the size, area, level and location of hallways, entrances, parking areas, driveways, sidewalks, landscaped areas and all other portions of the Total Building Facilities, (ii) to construct additional stories on the Building, and additional buildings in the vicinity thereof, (iii) to permit owners or occupants of land outside the Building Land and their invitees to use the parking areas, roads and sidewalks on the Building Land, (iv) to relocate all or any part of any building or parking area, and (v) to relocate the premises leased to any other tenant.

      24. Notices. Any notice or approval required or given in connection with this Lease shall be in writing and shall either be delivered by hand or shall be sent by United States certified mail, postage prepaid:

      If to Landlord, at its address set forth in Section A - Basic Lease Definitions, and to Lewis, Rice & Fingersh, One Petticoat Lane, 1010 Walnut Street, Suite 500, Kansas City, Missouri 64106

      If to Tenant, Weight Watchers North America, Inc., 500 N. Broadway, Jericho, New York 11753-2196. Attention Real Estate Department. cc: Leased Premises

Each party's address may be changed from time to time by such party's giving notice as provided above. Notice shall be deemed given when delivered (if delivered by hand) or when postmarked (if sent by mail). Whenever Landlord's consent or approval is required (i) the same must be obtained in writing, and oral consents shall be of no effect and (ii) such consent or approval shall not be unreasonably withheld or delayed.

      25. Rules and Regulations. Tenant agrees to comply with and observe the following Rules and Regulations. Landlord reserves the right, at any time, once or more often, by notice to Tenant, to amend or supplement said Rules and Regulations in a reasonable manner. (See Rider, Paragraph 13)

            (A) Tenant shall not obstruct any of the Building common areas, nor shall any litter or material be placed in the common areas, nor shall such areas be used for any purpose except for ingress and egress, nor shall Tenant have any special rights in the common areas on account of the use of the common areas square footage to calculate the Premises Net Leaseable Footage under Section A - Basic Lease Provisions.

            (B) Tenant shall not have any sign or lettering on any part of the Building, or on any part of the Premises which can be seen from the outside of the Premises, except for Tenant's identification in the Building directory and on the entrance to the Premises, each of which identifications shall be of a design designated by Landlord, and shall be at Tenant's expense.

            (C) Tenant shall not place any unsightly thing (in Landlord's judgment) in the Premises which is visible from outside the Premises. Blinds, shades, draperies or other forms of inside window coverings shall not be placed in the Premises except to the extent, if any, that the appearance thereof is approved by Landlord, and Tenant shall not do any painting or decorating in the Premises nor make, paint, cut or drill into, drive nails or screws into, nor in any way deface any part of the Premises or the Building without the prior consent of Landlord. Tenant shall not overload any floor or facility in the Building. Tenant shall keep the Premises sightly and clean.

            (D) Tenant shall not attach additional locks or similar devices to any door or window, change existing locks, or make or permit to be made any additional keys. If more than two keys for one lock are desired, Landlord will provide them upon payment therefor by Tenant. Upon termination of this Lease or Tenant's possession, Tenant shall promptly surrender to Landlord all keys to the Premises.

            (E) Tenant shall not use or permit to be brought into the Building hazardous materials. (See Rider, Paragraph 14)

            (F) Tenant shall not obstruct or interfere with the rights of other tenants, nor in any way injure or annoy them, nor do anything which would constitute a nuisance or which would damage the reputation of the Building.

            (G) The bringing into the Building or removal therefrom of furniture, fixtures or supplies, when of large weight or bulk, shall be done at such times and along such Building routes as the custodian of the Building shall require. All damage to the Building caused by such deliveries or removals shall be repaired at the expense of Tenant.

            (H) If Tenant desires telephone connections, Landlord will designate the location and manner in which the wires shall be introduced, and no other boring or cutting for wires will be permitted.

            (I) Tenant shall not install any internal combustion engine, boiler, refrigerator (except small household type refrigerators customarily used in general offices), or heating or air conditioning apparatus in the Building, carry on any mechanical business in the Building, use the Premises for housing, lodging or sleeping purposes, permit preparation or warming of food in the Premises nor permit food to be brought into the Premises for consumption therein (warming of coffee and individual lunches of employees excepted), place any radio or television antennae other than inside of the Premises, operate any sound-producing instrument which may be heard outside the Premises, operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere, bring into the Building any bicycle or other vehicle, or dog (except in the company of a blind person), or other animal, insect or bird, permit any objectionable noise or odor to emanate from the Premises, disturb, solicit or canvass any occupant of the Building, use the plumbing facilities for any purpose other than that for which they are constructed, or waste any of the utilities furnished by Landlord.

            (J) Tenant shall not burn any trash, rubbish or garbage in or about the Premises or the Building. Tenant shall not store any trash, rubbish or garbage in the Premises except in a sanitary and inoffensive manner inside the Premises or in areas approved by Landlord.

            (K) Tenant shall use its best efforts to secure compliance with these rules and regulations (together with any authorized amendment or supplement thereto) by Tenant's customers and other invitees.

      26. Parking Areas. To serve generally Landlord's designees and the occupants of the Building and their invitees, Landlord shall, subject to any governmental taking or conveyance in lieu thereof, maintain parking areas on the Building Land, which shall be subject to the exclusive control of Landlord. Tenant agrees to furnish Landlord upon request with the license numbers of all automobiles of Tenant and its employees, and agrees to keep such list current. Landlord reserves the right to designate the portions of the parking areas in which Tenant and its employees must park their automobiles. If Tenant or its employees shall park their automobiles in areas other than those designated by Landlord, Landlord shall have the right with respect to each such automobile (i) to affix a notice of violation of this rule on such automobiles, (ii) to have such automobiles towed away at Tenant's expense (and Landlord shall have no liability in connection with any damage to such automobile resulting therefrom) and/or (iii) to fine Tenant $10 per day for each day or portion thereof such automobiles are parked in violation of this provision. Landlord shall have the right to reduce (but not below the amount required by code) and rearrange the layout or location of the parking areas from time to time. Tenant and its employees shall not park their automobiles within any fire lanes or driveways on the Building Land or within any areas in which parking is prohibited by applicable governing ordinance.

      27. Non-Waiver. Neither acceptance of rent by Landlord or failure by Landlord to complain of any default of Tenant shall constitute a waiver of any of Landlord's rights hereunder. Waiver by Landlord of any breach of any provision herein by Tenant shall not be deemed a waiver of any subsequent breach of the same or any other provision herein contained. No provision of this Lease shall be deemed to have been waived unless such waiver shall be in writing and signed by Landlord. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance of surrender of the Premises. (See Rider, Paragraph
15)

      28. Holding Over. If Tenant remains in possession of the Premises after the expiration of the term of this Lease, without the execution of a new lease, then, at Landlord's option, Tenant shall be deemed to be occupying the Premises as a month to month Tenant, subject to all the provisions of this Lease insofar as they are applicable to a month to month tenancy, but at a daily rental of 1-1/2 the per day rental provided under this Lease, computed on the basis of a thirty (30) day month.

      29. Limitation on Landlord's Liability. Notwithstanding anything set forth in this Lease to the contrary, it is agreed that Tenant shall look solely to the equity of Landlord in the Total Building Facilities for the satisfaction of the remedies of Tenant in the event of a breach by Landlord of any of the provisions of this Lease, and Landlord shall not be liable for any such breach except to the extent of Landlord's equity in the Total Building Facilities.

      30. Entire Agreement and Binding Effect. This instrument and any attached addenda or exhibits signed or initialled by the parties constitute the entire agreement between Landlord and Tenant; no prior written or prior or contemporaneous oral promises or representations shall be binding. This Lease shall not be amended, changed or extended except by written instrument signed by both parties hereto. Section captions herein are for convenience only, and neither limit nor amplify the provisions of this instrument. The provisions of this Lease shall be construed in accordance with the laws of the State of Kansas. The provisions of this instrument shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties, but this provision shall in no way alter the restriction in this Lease against assignment and subletting by Tenant. If there is more than one Tenant under this Lease, they shall be bound jointly and severally by all provisions herein contained.

      31. Rights of Landlord's Mortgagee. Within fifteen (15) days after demand by the holder of any mortgage covering all or any part of the Total Building Facilities, Tenant shall execute, acknowledge and deliver an agreement in favor of and in the form customarily used by such encumbrance holder, by the terms of which Tenant will agree to give prompt notice to such encumbrance holder in the event of any casualty damage to the Premises or in the event of any default on the part of Landlord under this Lease, and will agree to allow such encumbrance holder a reasonable length of time (taking into consideration for the purpose of determining such permitted length of time any delays encountered by reason of strikes, lockouts, labor troubles, inability to procure materials, riots, failure of power and other reasons of a like nature not the fault of such encumbrance holder) after notice to cure or cause the curing of such default before exercising Tenant's rights of self-help under this Lease, if any, or terminating or declaring a default under this Lease.

      32. TRIAL BY JURY WAIVER. THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, OR TENANT'S USE AND OCCUPANCY OF THE PREMISES.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    89 STATE LINE LIMITED PARTNERSHIP

                                    By: CWB ASSOCIATES, INC.

                                        By:________________________________
                                        Printed Name:______________________
                                        Title:_____________________________
                                                                   Landlord


                                    WEIGHT WATCHERS NORTH AMERICA, INC.

                                        By:________________________________
                                        Printed Name:______________________
                                        Title:_____________________________
                                                                     Tenant

ATTEST:


___________________________
Printed Name:______________
Title:_____________________

                                      RIDER

1. Tenant shall have the right to audit the common area expenses and any and all other costs, charges or expenses (collectively, the "charges") for which Tenant is responsible to reimburse Landlord pursuant to this Lease, and Landlord agrees to cooperate with any such audit. Landlord shall maintain complete books and records in accordance with generally accepted accounting principles. Such audit(s) shall take place within one (1} year after such costs, charges or expenses are due in accordance with the terms hereof. If it shall be determined as a result of such audit(s) that Tenant has overpaid any of such charges, Landlord shall promptly refund to Tenant the amount of such overpayment. If the amount of Tenant's overpayment exceeds five percent (5%) of said charges, Landlord shall promptly pay the cost of said audit(s) upon Tenant's submission of an invoice for same.

2. Operating expenses shall not include any of the following, except as otherwise specifically provided below:

      a.    Any ground lease rental;

      b. Capital expenditures as follows: those required by Landlord's failure to comply with the laws enacted before or during the term of this Lease; those which would add net rentable area to the Building; and/or those relating to paintings, sculptures, or similar works of art;

      c. Costs of capital improvements made to reduce Annual Operating Expenses above the amount actually saved as the result of such capital improvements;

      d. Costs incurred by Landlord for the repair of damage to the Building, to the extent that Landlord is reimbursed by insurance proceeds or to the extent such damage occurs as a result of a casualty as to which the insurance provisions of this Lease apply;

      e. Costs, including permit, license and inspections costs, incurred with respect to the installation of tenant renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building;

      f. Depreciation and amortization, except as provided herein and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation and amortization would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied;

      g. Leasing commission, attorney's fees, and other costs and expenses incurred in connection with the following: negotiations or disputes with present or prospective tenants or other occupants of the Building; and/or sale or refinancing of the Project;

      h. Expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Building;

      i. Costs incurred by Landlord due to the violation by Landlord or any tenants of the terms and conditions of any lease of space in the Building;

      j. Overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for services in the Building to the extent the same exceeds the cost of such class office buildings in the Metropolitan area;

      k. Interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debit instrument encumbering the Project;

      l. Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord (and any costs for capital improvements associated with such commercial concessions).

      m. Except for making repairs or keeping permanent systems in operation while repairs are being made, rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered of a capital nature, except equipment not affixed to the Building, which is used in providing janitorial or similar services;

      n. Advertising and promotional expenditures and costs of signs in or on the Building identifying the Owner of the Building, other than in connection with the use and operation of the Project;

      o. Electric power costs for which any tenant directly contracts with the local public service company;

      p. Costs incurred in connection with the cleanup or removal of any Hazardous Materials in or about the Building;

      q. Any other expenses which, in accordance with generally accepted accounting principles, consistently applied, would not normally be treated as an Operating Expense by landlords of comparable first-class institutional quality office buildings.

      r. Interest and penalties resulting from Landlord's intentional or negligent violation of applicable laws.

      s. Costs incurred in the upgrading of the building to comply with the handicap, life, fire and safety codes in effect as of the date of this Lease.

3. With respect to any special assessments which may be levied as part of the Taxes, Tenant shall pay such assessment in installments over the time period as Landlord elects to pay installments.

      If Landlord secures an abatement or refund of any Taxes, Tenant shall receive its proportionate share of the amount of such abatement or refund (i.e., the net amount remaining after paying all reasonable costs and expenses of securing the abatement or refund, including reasonable attorneys' fees) as a credit to be applied by Landlord against Rent (so long as credit does not reduce Tenant's pro rata share of operating expenses below $6.51 per Net Usable Square Foot) next becoming due (or, if no further Rent is due from Tenant, by a cash payment by Landlord to Tenant).

4.    (E)   Tenant shall have the right to assign this lease or sublet the
            Premises subject to Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant shall have the right, without Landlord's consent, to assign this Lease or sublease the premises to (a) an affiliate, subsidiary or parent of Tenant; (b) an entity with which Tenant is merged or consolidated; (c) an entity which purchases or otherwise acquires the assets and/or stock of Tenant, provided such entity shall continue to use the Premises for the purposes specified herein and in substantially the same manner, or (d) and said assignee has a net worth equal or greater than the Tenant.

5.    The general design criteria for the office area shall produce 75 degrees
      F. inside when the outside temperature is 95 degrees F. Heating shall produce 70 degrees F. inside when the outside temperature is 5 degrees F.

6. Landlord covenants and agrees to exercise all reasonable efforts not to interfere with the conduct of Tenant's business in the Premises and to exercise due diligence in repairing, replacing or restoring any interruption in service or utilities. If any utility to the Premises should become unavailable for a period in excess of forty-eight (48) consecutive hours and Tenant elects to close the Premises as a result thereof, all Rental shall abate from the commencement of said unavailability of such utility services until such time as said utility service is restored to the Premises.

7. Tenant may maintain the required liability insurance in the form of a blanket policy covering other locations of Tenant in addition to the Premises; provided, however, that Tenant shall provide Landlord with a certificate of insurance specifically naming the location of the Premises, and naming Landlord as required in this section, the limits of which coverage are to be in the amounts set forth in this section.

8. Nothing contained herein shall obligate Tenant to pay, discharge or bond-over any lien created by Landlord or any party other than Tenant, its agents, employees or contractors.

9. Notwithstanding anything contained herein to the contrary, if Landlord is unable to commence to repair, restore or rebuild the Premises within nine
      (9) months after the occurrence of any such casualty or substantially complete repairs to the Premises within twelve (12) months after the occurrence of such casualty, Tenant or Landlord may terminate this Lease upon thirty (30) days notice to the other after the expiration of the applicable time period and upon the expiration of said thirty (30) day notice period, neither party hereto shall have any further obligation to the other with respect to this Lease or the tenancy created hereby except for obligations occurring or accruing prior to such terminate.

      Landlord agrees that it shall not discriminate against Tenant in the exercise of its right to terminate this Lease in accordance with the provisions of this section.

10. Landlord shall have the right at all reasonable times upon reasonable advance notice to Tenant (and without notice in cases of emergency), to enter the premises to inspect, maintain, repair and/or make replacements as required under this Lease, so show the Premises to prospective purchasers of the Building, and during the last ninety (90) days of the term hereof, as same may be extended, to show the Premises to prospective tenants. Landlord agrees to use its best efforts to keep such entries to a minimum and, further, during any such entry Landlord shall use its best efforts not to disturb or inconvenience Tenant in the conduct of Tenant's business in the Premises. Except as otherwise expressly provided in this Lease, Landlord shall refrain from entering the Premises or conducting any work therein without the prior consent of Tenant.

11.   (D)   No reference to any specific right or remedy shall preclude Tenant or Landlord from exercising any other rights or from having any other remedy or from maintaining any action to which it may otherwise be entitled at law or in equity. No failure by Tenant or Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver cf any such breach, agreement, terms, covenant or condition. No waiver by Tenant or Landlord of any breach by other under this Lease shall affect this Lease in any way whatsoever. In the event Landlord defaults in the performance of any of its obligations, covenants and warranties hereunder and such default continues for a period of thirty (30) days after written notice thereof to Landlord from Tenant specifying the nature of such default, or such additional period as Landlord may reasonably require to cure the same, Tenant may, at its option, cure the same on behalf of Landlord, whereupon the cost of such curing shall be immediately due and payable to Tenant from Landlord upon written demand therefor by Tenant.

12.   (A)   In the event the parties hereto become involved in any proceeding to enforce this Lease or the rights, duties or obligations hereunder, the prevailing party in such proceedings shall be entitled to receive, as part of any award, reasonable attorneys' fees.

13. Notwithstanding anything to the contrary contained herein, all rules and regulations, whether now existing or hereafter adopted by Landlord, shall be non-discriminatory and uniformly enforced, if at all, against all tenants of the Building and shall not adversely affect the conduct of Tenant's business within the Premises.

14. Landlord represents and warrants that the Premises are free of all asbestos, asbestos containing materials and other hazardous or toxic materials (collectively, "Hazardous Materials"). Notwithstanding any provision of the Lease to the contrary, Tenant shall have no obligation to make any repairs, alterations or improvements to the Premises or incur any costs or expenses whatsoever as a result of Hazardous Materials in the Premises, other than those Hazardous Materials brought onto the Premises by Tenant. Landlord shall be solely responsible for any changes to the Premises relating to Hazardous Materials or as required by any present or future laws, ordinances or regulations of any governmental authority, insurance carrier or any similar body, other than those Hazardous Materials brought onto the Premises by Tenant.

15. Payment by Tenant of any Rent, Percentage Rent, Additional Rent and/or charges with knowledge of the breach of any covenant or condition of this Lease by Landlord shall not be deemed a waiver by Tenant of such breach.

16. Provided Tenant is not in default hereunder, Landlord and tenant agree that Tenant's covenant to subordinate this Lease to any present or future mortgage or ground lease shall be conditioned upon the Landlord using its best efforts to obtain the mortgagee's or ground lessor's agreement to recognize Tenant's rights and obligations under this Lease and to deliver to Tenant a nondisturbance agreement in form reasonably satisfactory to Tenant upon an attornment to such mortgage or ground lessor by Tenant.

17. Tenant shall be entitled to receive and retain amounts which may be received by a separate award is any such condemnation proceedings due to the taking of its trade fixtures, leasehold improvements beyond the "Tenant Finish Allowance" (as referenced in Exhibit "B"), moving expense and such business expenses as Tenant shall separately establish.

                                    Exhibit A

                                    EXHIBIT B

                        Attached to and forming a part of
                      8900 State Line Office Building Lease

                          LANDLORD'S AND TENANT'S WORK

                               I. LANDLORD'S WORK

      Landlord shall construct and install all leasehold improvements (other than "Tenant's Property" as defined in Section 17 of the Lease) in the Premises ("Landlord's Work") in accordance with plans and specifications prepared by architect (at Tenant's expense), and submitted to and approved by Tenant, which approval shall not be unreasonably withheld, delayed or conditioned (the "Final Plans") PROVIDED, HOWEVER, in no event shall Landlord's Work be of a character which will require changes to be made outside the Premises, or to the exterior facade of the Building or will adversely affect the legality of the use of the Building or the cost of fire insurance for the Building; PROVIDED, FURTHER, in no event shall any change requested by Tenant in the Final Plans after the Final Plans have been approved by Tenant affect the Rent Commencement Date. All "change orders" to the Final Plans must be approved in writing by Landlord and Tenant.

                                II. TENANT'S WORK

      All work not specifically designated above as Landlord's Work and required to complete and place the Premises in finished condition for opening for business (including the installation of Tenant's Property) shall be furnished by Tenant at Tenant's expense.

                          III. TENANT FINISH ALLOWANCE

      Landlord shall provide Tenant with a leasehold improvement allowance ("Tenant Finish Allowance") equal to (i) 107,500.00, or ____________; PROVIDED, HOWEVER, the cost and expense of purchasing and installing Tenant's Property shall not be included in calculating the Tenant Finish Allowance. Tenant shall pay all costs and expenses for the construction of Landlord's Work in excess of Tenant's Finish Allowance (the "Excess"). In the event Landlord's Work is less than the Tenant Finish Allowance, such amount shall be credited against the Minimum Rent as same becomes due.


                                          Initialled by:________________________
                                                        Landlord


                                                        ________________________
                                                        Tenant

                                    EXHIBIT C

                         LEGAL DESCRIPTION BUILDING LAND

Commencing at the Northwest corner of the South 1/2 of the North 1/2 of fractional Section 35, Township 12, Range 25, in Leawood, Johnson County, Kansas; thence East along the North line of the above described tract of land having a course of North 89(degrees)-52'-03" East, 490 feet to a point; thence Southeasterly along a line having a course of South 42(degrees)-57'-57" East, a distance of 34.09 feet to a point in the South line of 89th Street, as now established, said point being the point of true beginning for this further described tract; thence continuing Southeasterly a prolongation of the last mentioned course, a distance of 40.91 feet to a point; thence South easterly along a line which course has a bearing of South 41(degrees)-12'-57" East, a distance of 105 feet to a point; thence Southeasterly along a line which course has a bearing of South 30(degrees)-07'-57" East, a distance of 100 feet to a point; thence Southeasterly along a line which course has a bearing of South 17(degrees)-17'-57" East, a distance of 120 feet to a point; thence Southwesterly along a line which course has a bearing of South 15(degrees)-19'-57" West, a distance of 181.73 feet to a point; thence Southwesterly along a line which course has a bearing of South 19(degrees)-59'-49" West, a distance of 62.30 feet to a point; thence Southwesterly along a line which course has a bearing of South 05(degrees)-13'-55" West, a distance of 59.10 feet to a point; thence Southeasterly along a line which course has a bearing of South 11(degrees)-14' East, a distance of 146.39 feet to a point; thence Southeasterly along a line which course has a bearing of South 76(degrees)-10'-15" East, a distance of
241.92 feet to a point; thence Northeasterly along a line which course has a bearing of North 89(degrees)-19'-38" East, a distance of 77.78 feet to a point in the Westerly line of the Missouri-Kansas State Line Road, as now established, said point being 70 feet West and parallel to said centerline; thence Northerly along said right-of-way line which course has a bearing of North 00(degrees)-40'-22" West, a distance of 50.56 feet to a point; thence East at right angles to the last described course, a distance of 20 feet to a point 50 feet West of said centerline; thence Northerly along said right-of-way line, being 50 feet West of and parallel to said centerline, a distance of 20 feet to a point; thence East at right angles to the last described course, a distance of 10 feet to a point 40 feet West of the centerline of said road; thence Northerly along said right-of-way line being 40 feet West of and parallel to said centerline, a distance of 592.90 feet to a point; thence Southwesterly along a line at right angles to the last described course, said line having a bearing of South 89(degrees)-19'-38" West, a distance of 2.32 feet to a point; thence Northwesterly along a line following a curve bearing to the right and having a radius of 295 feet, a distance of 210.63 feet to a point of reverse curve; thence Northwesterly and Westerly along a line following a curve bearing to the left and having a radius of 295 feet whose initial tangent has a bearing of North 49(degrees)-45'-57" West, a distance of 207.84 feet to a point; thence Westerly along the South line of 89th Street which course has a bearing of South 89(degrees)-52'-03" West, a distance of 84.09 feet to the point of beginning, except any part in roads;

                       FIRST LEASE MODIFICATION AGREEMENT

      THIS AGREEMENT is made as of the ___ day of _______________, 1995, by and between 89 STATE LINE PARTNERSHIP, a Kansas limited partnership, as Landlord, and, WEIGHT WATCHERS INTERNATIONAL, INC., as Tenant.

      WITNESSETH:

      WHEREAS, Landlord demised to Tenant and Tenant leased from Landlord certain premises in the 8900 State Line Office Building, 8900 State Line, Leawood, Kansas pursuant to that certain Lease dated August 31, 1995 (the "LEASE"); and

      WHEREAS, the parties hereto desire to modify the Lease upon the terms and certain conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of mutual covenants and other good and valuable consideration, the legal sufficiency and receipt of which is hereby acknowledged the parties hereto agree as follows:

      1. The Rent Commencement Date shall be hereby amended to read October 16, 1995.

      2. All other terms, conditions, covenants and agreements contained in the Lease as herein modified shall continue in full force and effect and shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    8900 STATE LINE LIMITED

                                    By: CWB ASSOCIATES, INC.

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________
                                                            "Landlord"


                                    WEIGHT WATCHERS INTERNATIONAL, INC.

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________
                                                              "Tenant"